Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
i)                   In January 2026, the Group has acquired a minority equity interest in Vay Technology GmbH, a remote driving technology company that commercially operates in the United States, for cash consideration of $55 million, with a potential additional investment subject to meeting certain milestones and regulatory approvals within twelve months of its initial investment.
ii)                  In February 2026, the Group has entered into definitive agreements to acquire 100% equity interest in Stash Financial, Inc., a digital financial services provider in the United States. The consideration will include a combination of cash and shares. An initial payment for 50.1% equity interest will be made at the closing at an enterprise value of $425 million and payments for the remaining interest will be made at the fair value over three years after the closing subject to certain terms. The acquisition is expected to close in the third quarter of 2026, subject to regulatory approvals and other customary closing conditions.
iii)                 In February 2026, the Group announced the authorization of a share repurchase program, under which the Group may repurchase up to $500 million of the outstanding Class A ordinary shares.